                                                                       Exhibit 2

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each and any of E. Roe Stamps, IV, Stephen
G. Woodsum and John A. Genest his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself individually or on behalf of each or any of Summit Ventures, L.P., Summit Partners, L.P., Stamps, Woodsum & Co., Summit Partners' Holdings, L.P., Summit Ventures II, L.P., Summit Partners II, L.P., Stamps, Woodsum & Co. II, SV Eurofund C.V., SV International, L.P., Stamps, Woodsum International & Co., Summit Investors, L.P., Summit Investors II, L.P., Summit Investors III, L.P., Summit Ventures III, L.P., Summit Partners III, L.P., Stamps, Woodsum & Co. III, Summit Ventures IV, L.P., Summit Partners IV, L.P., Stamps, Woodsum & Co., IV, Summit Subordinated Debt Fund, L.P., Summit Partners SD, L.P., SW Management Corp., Summit Management Co., Summit Subordinated Debt Fund II, L.P., and Summit Partners SD II, LLC, pursuant to sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              Page 23 of 32 Pages

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of February, 1997.


                                    /s/  E. Roe Stamps, IV
                                    -----------------------------------
                                    E. Roe Stamps, IV

Commonwealth of Massachusetts )
                              ) ss:
County of Suffolk             )

      On this 10th day of February, 1997, before me personally came E. Roe Stamps, IV, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]
                                    /s/  Cynthia R. Freidman
                                    -----------------------------------
                                    Notary Public


                                    My Commission expires:  October 20, 2000
                                                           --------------------


                              Page 24 of 32 Pages

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of February, 1997.


                                    /s/  Stephen G. Woodsum
                                    -----------------------------------
                                    Stephen G. Woodsum

Commonwealth of Massachusetts )
                              ) ss:
County of Suffolk             )

      On this 10th day of February, 1997, before me personally came Stephen G. Woodsum, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]
                                    /s/  Cynthia R. Freidman
                                    -----------------------------------
                                    Notary Public


                                    My Commission expires:  October 20, 2000
                                                           ------------------


                              Page 25 of 32 Pages

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of February, 1997.


                                    /s/  Martin J. Mannion
                                    -----------------------------------
                                    Martin J. Mannion

Commonwealth of Massachusetts )
                              ) ss:
County of Suffolk             )

      On this 10th day of February, 1997, before me personally came Martin J. Mannion, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]
                                    /s/  Cynthia R. Freidman
                                    -----------------------------------
                                    Notary Public


                                    My Commission expires:  October 20, 2000
                                                           ------------------


                              Page 26 of 32 Pages

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of February, 1997.


                                    /s/  John A. Genest
                                    -----------------------------------
                                    John A. Genest

Commonwealth of Massachusetts )
                              ) ss:
County of Suffolk             )

      On this 10th day of February, 1997, before me personally came John A. Genest, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]
                                    /s/  Cynthia R. Freidman
                                    -----------------------------------
                                    Notary Public


                                    My Commission expires:  October 20, 2000
                                                           ------------------


                              Page 27 of 32 Pages

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of February, 1997.


                                    /s/  Gregory M. Avis
                                    -----------------------------------
                                    Gregory M. Avis

State of California                 )
                              ) ss:
County of Santa Clara               )

      On this 3rd day of February, 1997, before me personally came Stephen G. Woodsum, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]
                                    /s/  Katherine C. Ely
                                    -----------------------------------
                                    Notary Public


                                    My Commission expires:  May 28, 2000
                                                           ------------------


                              Page 28 of 32 Pages

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of February, 1997.


                                    /s/  Thomas S. Roberts
                                    -----------------------------------
                                    Thomas S. Roberts

Commonwealth of Massachusetts )
                              ) ss:
County of Suffolk             )

      On this 10th day of February, 1997, before me personally came Thomas S. Roberts, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]
                                    /s/  Cynthia R. Freidman
                                    -----------------------------------
                                    Notary Public


                                    My Commission expires:  October 20, 2000
                                                           ------------------


                              Page 29 of 32 Pages

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of February, 1997.


                                    /s/  Bruce R. Evans
                                    -----------------------------------
                                    Bruce R. Evans

Commonwealth of Massachusetts )
                              ) ss:
County of Suffolk             )

      On this 10th day of February, 1997, before me personally came Bruce R. Evans, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]
                                    /s/  Cynthia R. Freidman
                                    -----------------------------------
                                    Notary Public


                                    My Commission expires:  October 20, 2000
                                                           ------------------


                              Page 30 of 32 Pages

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of February, 1997.


                                    /s/  Walter G. Kortschak
                                    -----------------------------------
                                    Walter G. Kortschak

State of California         )
                            ) ss:
County of Santa Clara       )

      On this 3rd day of February, 1997, before me personally came Walter G. Kortschak, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]
                                    /s/ Katherine C. Ely
                                    -----------------------------------
                                    Notary Public


                                    My Commission expires:  May 28, 2000
                                                           ------------------


                              Page 31 of 32 Pages

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10th day of February, 1997.


                                    /s/  Joseph F. Trustey
                                    -----------------------------------
                                    Joseph F. Trustey

Commonwealth of Massachusetts )
                              ) ss:
County of Suffolk             )

      On this 10th day of February, 1997, before me personally came Joseph F. Trustey, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.

[Notary Seal]
                                    /s/  Cynthia R. Freidman
                                    -----------------------------------
                                    Notary Public


                                    My Commission expires:  October 20,  2000
                                                           ------------------


                              Page 32 of 32 Pages